Fourth Quarter 2007 Investor Presentation Exhibit 99.1

Forward-looking Statements and Associated Risk
Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers,-may
contain certain forward-looking
statements regarding our
prospective-performance- and
strategieswithin the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. We intend such
forward-looking-statements
to be covered by the safe harbor provisions for
forward-looking-statements
contained in the Private
Securities Litigation Reform Act of 1995, and are including this statement for purposes-of-said
safe harbor provisions.
Forward-looking-statements,
which-are
based on certain assumptions and describe future plans, strategies, and expectations-of
the Company, are generally identified by use of
the words-
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ-significantly
from those
described-in
our forward-
looking statements. These factors include, but are not limited to: general economic conditions and trends, either nationally or in some or all of the areas in which-we
and our customers
conduct
our-respective-businesses;-conditions-in
the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties and other future cash flows, or the market value of our assets; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings; changes in the financial or operating performance of our customers’
businesses;-changes
in real
estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; potential exposure to unknown or contingent liabilities of companies we target for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; changes in estimates of future reserve-requirements
based upon the
periodic-review-thereof
under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending
necessitated-by,
the potential need to adapt to industry changes in information technology systems, on which-we
are highly dependent;
the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S.
Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting-our
operations, pricing,
and services.
In addition, the following factors, among others, could cause the actual results of our recent acquisitions of Synergy Financial Group, Inc. and of 11 branches and certain assets and liabilities from Doral Bank, FSB, and the expected benefits of the respective transactions to the combined company and our shareholders, to differ materially from the expectations stated
in this presentation: the ability of the Company to successfully integrate the assets, liabilities, customers, systems, and any personnel it may acquire into its operations pursuant to these transactions; and the Company’s ability to realize the related revenue synergies and cost savingswithin the expected time frames.
In addition, it should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

We are a leading financial institution in the
competitive Metro New York/New Jersey region.
(a) SNL DataSource
In New Jersey we operate:
the 2nd largest thrift depository in Queens, Nassau, and Richmond Counties
(a)
; and
the 3rd largest thrift depository in Suffolk County.
(a)
With assets of $30.6 billion:
the 3rd largest thrift depository in Essex County
(a)
;
the 5th largest thrift depository in Hudson and Union Counties
(a)
; and
the 5th largest thrift depository in the seven NJ counties we serve, combined.
(a)
In New York we operate:
the 4th largest thrift depository in our market
(a)
; and
the 14th largest commercial bank depository.
(a)
With deposits of $13.2 billion and 218 branches, we operate:
We are the leading producer of multi-family loans for portfolio in New York City.
(a)
With a portfolio of $14.1 billion:
We operate the 6th largest thrift in the nation and the largest in New York State.
(a)

Since 12/31/99, we have acquired five community banks, two commercial banks, and one branch network, expanding our franchise from 14 to 218 branches.
Our assets have grown at a CAGR of 41.5%; our loans have grown at a CAGR of 37.3%; and our deposits have grown at a CAGR of 36.7% during this time.
The sale and securitization of acquired loans and the sale of acquired securities have enhanced our balance sheet’s ability to withstand the stress of the adverse credit cycle turn.
The post-merger repositioning of our balance sheet:
The origination of multi-family loans:
We have originated $20.9 billion of multi-family loans since January 2000.
Our efficiency ratio has historically ranked in the top 5% of all banks and thrifts.
(a)
The efficient operation of our Company and our branch network:
We have recorded no losses on our multi-family loan portfolio for 28 years and none on our construction loan portfolio for nearly 15 years.
For 52 consecutive quarters, we have had no losses on assets generated by the Company.
The maintenance of strong credit standards, resulting in a record of solid asset quality:
The growth of our business through accretive mergers and acquisitions:
(a) SNL DataSource
We have a consistent business model that focuses on
building value while building the Company.
Our total return to shareholders has increased at a
compound annual growth rate of 39.2% since our IPO.

4th Quarter 2007 Performance Highlights

Our 4Q 2007 performance featured several year-over-
year improvements.
Net interest income rose 9.7% year-over-year to $154.4 million; non-
interest income rose 16.8% to $26.5 million during that time.
NPAs represented 0.07% of total assets at 12/31/07, consistent with the
9/30/07 measure and a year-over-year improvement of one bp.
The ratio of tangible stockholders’ equity to tangible assets rose 22 bp year-over-year and 14 bp linked-quarter to 5.88% of tangible assets, excluding after-tax mark-to-market adjustments. Including adjustments, the ratio improved 36 bp and 14 bp, respectively, to 5.83%.
(a)
At 6.04%, our average yield on assets was up 18 bp year-over-year.
Our net interest margin rose 9 bp year-over-year to 2.36%; excluding prepayment penalty income, our margin rose 16 bp year-over-year and
14 bp linked-quarter to 2.29%.
Margin
Expansion
Higher Average
Yield on Assets
Solid Asset
Quality
Tangible Capital
Strength
Revenue
Growth
(a) Please see page 35 for reconciliations of our GAAP and non-GAAP capital measures.

Our net interest margin has been stable in a
challenging rate environment.
3.65
4.20
4.17
2.17%
2.27%
$29,520
5.69
5.92%
2006
3.83
4.57
4.22
2.13%
2.27%
$8,746
5.86
6.08%
4Q 2006
3.92
4.61
4.37
2.16%
2.38%
$57,637
6.05
6.27%
2007
3.93
4.57
4.45
2.29%
2.36%
$4,536
6.04
6.12%
4Q 2007
10 bp
--
23 bp
16 bp
9 bp
(48.1)%
18 bp
4 bp
Y-O-Y
Increase
(Decrease)
11 bp 2.41% 2.44% 2.32% Net interest margin
3.95
4.60
4.42
2.15%
$17,090
6.11
6.37%
3Q 2007
3.90
4.60
4.33
2.10%
$22,320
6.10
6.44%
2Q 2007
3.89
4.65
4.28
2.10%
$13,691
5.96
6.14%
1Q 2007
95.2% Prepayment penalty income
20 bp Average cost of borrowed funds
27 bp Average cost of funds
41 bp Average cost of CDs
(1) bp
Net interest margin
excluding  prepayment penalty
income
36 bp
Average yield on interest-
earning assets
35 bp Average yield on loans
Y-O-Y
Increase
(Decrease)
(dollars in thousands)

Both of our bank subsidiaries are well capitalized institutions:
The strength of our capital position has enabled us to
pay a strong dividend.
12/31/07
9.10% 7.69% Leverage capital ratio
Commercial Bank Community Bank
Our tangible capital measures grew year-over-year:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994 and has been providing a yield over 6% in recent weeks.
(a) Please see page 35 for reconciliations of our GAAP and non-GAAP capital measures.
5.88 5.66
Tangible equity / tangible assets excluding after-tax
mark-to-market adjustments on securities
(a)
5.83% 5.47% Tangible equity / tangible assets
(a)
$1.6 $1.4 Tangible stockholders’ equity
(a)
12/31/07 12/31/06
(dollars in billions)

The strategies we pursued in 2007 will continue to
yield benefits in 2008.
We sold $1.4 billion of 1-4 family and home equity loans acquired in the PennFed transaction and invested the cash flows in higher yielding securities.
We reduced our cost of funds by prepaying certain wholesale borrowings, reducing our brokered deposits, and redeeming certain trust preferred securities.
We sold $1.1 billion of mortgage-related securities and invested the cash flows into higher yielding assets.
We generated an after-tax gain of $44.8 million, or $0.14 per diluted share, through the sale of our Atlantic Bank headquarters in Herald Square.
We enhanced our margin
and our operating earnings
by repositioning our
balance sheet.
Multi-family loans represented $14.1 billion, or 69.0%, of total loans at 12/31/07.
We maintained our focus on
multi-family lending.
In 2007, we recorded an operating efficiency ratio of 41.18%.
(a)
Charge-offs represented 0.002% of average loans in 2007.
Non-performing loans equaled 0.11% of total loans at 12/31/07.
The PennFed and Synergy acquisitions boosted our Community Bank franchise in
New Jersey from eight to 53 branches and our market rank from 18th to 5th in the seven counties we serve.
The acquisition of 11 branches of Doral Bank in July boosted our Commercial
Bank franchise in New York City from 27 to 38 branches.
Benefits
We maintained our focus on
operating efficiently.
We maintained our solid
record of asset quality.
We continued to grow
through accretive in-market
transactions.
Strategy
(a) Please see page 34 for a reconciliation of our GAAP and operating efficiency ratios.

We are well positioned to capitalize on opportunities
presented in the current market.
We have no subprime or Alt-A mortgages in our loan or securities portfolios.
Refinancing activity is likely to increase as more of our multi-family loans approach their contractual repricing dates.
Competition for multi-family loans has declined in the wake of market dislocation.
We have maintained our record of asset quality by maintaining our primary focus on multi-family lending on rent-regulated buildings and by maintaining our conservative underwriting and credit standards.
Future growth opportunities may occur as industry consolidation increases in the face of current market conditions.

Our Business Model: Growth through Acquisitions

We have completed eight acquisitions since 2000.
Queens County
Savings Bank,
forebear of
New York
Community
Bank, is
established in
Queens.
April 1859 1
Public trading
of New York
Community
Bancorp
shares begins.
Nov. 1993 3
Merger-of-
equals with
Richmond
County
Financial Corp.
(RCBK).
July 2001 5
We acquire
Long Island
Financial Corp.
(LICB) and
establish
New York
Commercial
Bank.
Dec. 2005 7
Our holding
company,
New York
Community
Bancorp, is
established.
April 1993
2
We acquire
Haven
Bancorp, Inc.
(HAVN).
Nov. 2000
4
Merger with
Roslyn
Bancorp, Inc.
(RSLN).
Oct. 2003
6
We acquire
Atlantic Bank
of New York
(ABNY).
April 2006
8
We acquire
PennFed
Financial
Services, Inc.
(PFSB).
April 2007 9
We acquire the
NYC branch
network of
Doral Bank,
FSB (Doral).
July 2007
10
We acquire
Synergy
Financial
Group, Inc.
(SYNF).
Oct. 2007 11

Our balance sheet reflects the benefits of our growth-through-
acquisition strategy and the organic growth of our loan portfolio.
5.88%
5.83%
1.6
13.2
6.2
30.6
20.4
$14.1
218
w/ PFSB, Doral,
& SYNF
12/31/07
5.66%
5.47%
1.4
12.6
6.7
28.5
19.7
$14.5
166
w/ ABNY
12/31/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets (a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity (a)
26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax mark-to-market
adjustments on securities (a)
12.1 10.3 5.5 3.3 1.0 Total deposits
6.9 6.0 3.0 1.4 0.4 Core deposits
17.0 10.5 5.4 3.6 1.6 Total loans
$12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
152 139 120 86 14 Number of branches
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
(a) Please see page 35 for reconciliations of our GAAP and non-GAAP capital measures.

$20,363
$19,653
$17,029
$13,396
$10,919
$10,499
$5,489
$5,405
$3,636
$1,611
$5,744
$4,926
$5,637
$7,081
$12,119
$9,500
$197
$526
$2,578
$4,652
The cash flows from the post-merger sale of acquired assets are typically converted into securities and then into loans.
(dollars in millions)
45.7% 41.2%
% of Total
Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06 12/31/00 12/31/01 12/31/02 12/31/03 12/31/99
10.4% 84.3% 11.2% 77.2% 28.0% 58.7% 41.1% 48.5% 40.5% 44.8% 18.8% 66.6%
12/31/07
Loans
Securities
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/ PFSB,
Doral, & SYNF

Since repositioning our balance sheet in June 2004, we have
completed five transactions with other in-market banks.
(a)
45 Community Bank Branches
3,224 Savings Institution Assets
3,834 Commercial Bank Assets
$7,058 Total Assets Acquired
2,179 Savings Institution Deposits
83 Total Branches Acquired
$4,779 Total Deposits Acquired
38 Commercial Bank Branches
9.6% Weighted Average Total Deposit Premium
2,600 Commercial Bank Deposits
(dollars in millions)
Note: Commercial Bank assets, deposits, and branches include the assets, deposits, and 11 branches acquired by New York Commercial Bank from
Doral.
(a)  LICB, ABNY, PFSB, SYNF, and Doral’s branch network in New York City.

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
Mercer
New Jersey
Ocean

We currently have 165 locations in New York and 53 in
New Jersey.
New York Commercial Bank
47
5
In-store branches
Campus branches
125 Traditional branches
New York Community Bank
180 Subtotal
3 Customer convenience centers
38 Traditional branches
The NYCB Franchise
218 Total locations
New York Community Bank
New York Commercial Bank

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$6,913
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$4,971
$846
$1,123
$1,273
$739 $720
$40
$171
$455
$465
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Total deposits:  36.7% CAGR
Core deposits:  40.2% CAGR
Demand deposits:  54.1% CAGR
(in millions)
Deposits
Our deposit growth has been largely acquisition-
driven.
$13,157
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
CDs
NOW, MMAs, and Savings
Demand deposits

The expansion of our franchise has enabled us to compete very effectively against the region’s money center banks.
(dollars in thousands)
NASSAU COUNTY, NY
100.00% $50,763,524 Total for Institutions in Market
2.65 1,344,602 Signature Bank 10
3.86 1,961,008 HSBC Holdings plc 9
5.08 2,578,108 Bank of America Corp. 8
5.13 2,604,571 Commerce Bancorp Inc. 7
7.29 3,701,509 Washington Mutual Inc. 6
9.23 4,683,733 New York Community 5
10.09 5,121,573 Astoria Financial Corp. 4
12.96 6,578,024 Capital One Financial Corp. 3
13.28 6,742,209 Citigroup Inc. 2
16.16% $  8,203,197 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
QUEENS COUNTY, NY
100.00% $40,132,122 Total for Institutions in Market
2.67 1,071,208 Flushing Financial Corp. 10
2.86 1,148,809 Commerce Bancorp Inc. 9
2.97 1,191,561 Washington Mutual Inc. 8
3.68 1,476,561 Ridgewood Savings Bank 7
7.07 2,837,896 HSBC Holdings plc 6
7.35 2,950,606 New York Community 5
7.89 3,167,199 Astoria Financial Corp. 4
11.88 4,766,181 Capital One Financial Corp. 3
14.07 5,646,799 Citigroup Inc. 2
18.57% $  7,450,910 JPMorgan Chase & Co. 1
Market
Share Deposits Institution Rank
SUFFOLK COUNTY, NY
100.00% $33,544,970 Total for Institutions in Market
3.09 1,035,808 Commerce Bancorp Inc. 10
3.43 1,152,062 Suffolk Bancorp 9
4.61 1,546,496 Bank of America Corp. 8
4.79 1,607,195 HSBC Holdings plc 7
6.04 2,025,426 New York Community 6
7.87 2,638,643 Citigroup Inc. 5
8.17 2,741,117 Washington Mutual Inc. 4
9.54 3,200,655 Astoria Financial Corp. 3
18.87 6,329,833 JPMorgan Chase & Co. 2
21.65% $  7,261,826 Capital One Financial Corp. 1
Market
Share Deposits Institution Rank
RICHMOND COUNTY, NY
100.00% $8,886,194 Total for Institutions in Market
2.07 183,750 Hudson City Bancorp Inc. 10
2.17 192,728 VSB Bancorp Inc. 9
2.89 257,099 HSBC Holdings plc 8
4.97 441,657 Commerce Bancorp Inc. 7
6.75 600,224 Washington Mutual Inc. 6
8.68 770,880 Northfield Bancorp Inc. 5
12.20 1,083,694 Citigroup Inc. 4
12.41 1,102,491 JPMorgan Chase & Co. 3
17.54 1,558,337 New York Community 2
27.12% $2,409,805 Sovereign Bancorp Inc. 1
Market
Share Deposits Institution Rank
ESSEX COUNTY, NJ
100.00% $15,669,720 Total for Institutions in Market
4.50 705,721 Investors Bancorp Inc. 10
5.79 906,585 Commerce Bancorp Inc. 9
5.83 914,313 New York Community 8
6.41 1,004,658 Hudson City Bancorp Inc. 7
6.87 1,076,977 JPMorgan Chase & Co. 6
6.96 1,090,295 Bank of America Corp. 5
7.97 1,249,430 Valley National Bancorp 4
8.08 1,265,813 Sovereign Bancorp Inc. 3
8.42 1,319,929 PNC Financial Services 2
17.46% $  2,735,535 Wachovia Corp. 1
Market
Share Deposits Institution Rank
UNION COUNTY, NJ
100.00% $15,350,118 Total for Institutions in Market
3.49 535,841 JPMorgan Chase & Co. 10
3.51 538,805 Center Bancorp Inc. 9
3.64 558,107 New York Community 8
4.74 726,964 PNC Financial Services 7
5.56 853,108 Union County Savings Bank 6
5.74 880,638 Investors Bancorp Inc. 5
5.77 885,969 Sovereign Bancorp Inc. 4
7.07 1,085,779 Commerce Bancorp Inc. 3
8.46 1,298,253 Bank of America Corp. 2
32.99% $  5,063,956 Wachovia Corp. 1
Market
Share Deposits Institution Rank
Source:  SNL DataSource

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,055
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$6,308
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
$5,405 $5,489 $10,499
Loans Outstanding
Multi-family loans:  34.1% CAGR
Total loans:  37.3% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.
Total Loans:
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
$20,363
$4,853

Our Business Model: Multi-family Lending

Portfolio statistics at 12/31/07:
% of total loans = 69.0%
Average principal balance = $3.4 million
Average loan-to-value ratio = 64.5%
Expected weighted average life = 3.6
years
2007 originations = $2.5 billion
% of total loans originated = 50.8%
Term:
Years 1-5:  Fixed rate at a spread above
the 5-year CMT
Years 6-10:  Annually adjustable rate at
a spread above prime, or fixed rate at a
spread above the 5-year CMT plus 1
point
Prepayment penalties:  Range from 5 points
to 1 point in years 1 thru 5; recorded as
interest income
Quality:  No losses in our niche for 28 years
(in millions)
Multi-family loans have grown at a CAGR of 34.1%
since 12/31/99.
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
$14,055
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
Multi-family Loan Portfolio

NYB
Originates
Multi-Family
Loan Based
on Income
Stream
Produced by
the Property
Borrower
Uses Funds
to Improve
the Property
Rent Roll /
Income Stream
Increases
over the
Short Term
(3–5 years)
Borrower
Uses Funds
to Improve
the Property
Rent Roll /
Income Stream
Increases
over the
Short Term
(3–5 years)
NYB
Refinances Loan
Based on Higher
Income Stream,
Increasing
Loan Size and
Term Yield
NYB
Refinances Loan
Based on Higher
Income Stream,
Increasing
Loan Size and
Term Yield
Our multi-family loans feature a unique refinancing
cycle.

Portfolio statistics at 12/31/07:
% of total loans = 18.8%
Average principal balance = $2.0 million
Average loan-to-value ratio = 56.9%
Expected weighted average life = 3.3
years
2007 originations = $695 million
% of total loans originated = 14.3%
Term:
Years 1-5:  Fixed rate at a spread above
the 5-year CMT
Years 6-10:  Annually adjustable rate at
a spread above prime, or fixed rate at a
spread above the 5-year CMT plus 1
point
(in millions)
Our commercial real estate loans feature the same
structure as our multi-family loans.
$96
$324
$562
$533
$1,445
$2,141
$2,888
$3,114
$3,826
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
Commercial Real Estate Loan Portfolio

* * * * * Our Business Model: Asset Quality * * * * * * * * * * * * * * * * * * * * * * *

The quality of our assets has been distinctively solid.
(a) SNL DataSource
U.S. Banks & Thrifts
(a)
NYB
Non-performing Assets / Total Assets
0.60%
0.56%
0.65%
0.66%
0.60%
0.48%
0.43%
0.51%
0.81%
0.17%
0.19% 0.19%
0.15% 0.15%
0.12%
0.11%
0.08%
0.07%
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07

Charge-offs equaled 0.002% of average loans in 2007.
Net Charge-offs / Average Loans
0.22% 0.22%
0.29%
0.30%
0.27%
0.20%
0.15% 0.15%
0.21%
0.00% 0.00% 0.00% 0.00% 0.00% 0.002% 0.002% 0.000% 0.002%
1999 2000 2001 2002 2003 2004 2005 2006 2007
NYB Charge-offs: -- -- -- -- -- $236,000 $21,000 $420,000 $431,000
U.S. Banks & Thrifts
(a)
NYB
(a) SNL DataSource

The quality of our assets reflects our strong credit and
underwriting standards.
Conservative loan-to-value (“LTV”) ratios
Minimum debt coverage ratio:  120%
All loans approved by the Mortgage and Real Estate Committee or the Credit
Committee (a majority of the Board of Directors)
Director and executive officer inspect all properties over $3 million
Board of Directors approves all loans over $10 million
All properties appraised by independent appraisers
All independent appraisals reviewed by in-house appraisal officers
Multi-family and commercial real estate loans based on the lower of economic or market value
Construction loans disbursed upon receipt of signed contract of sale

Our Business Model: Operating Efficiency

We continue to rank among the most efficient bank
holding companies in the nation.
(a) SNL DataSource
(b) Operating efficiency ratio.  Please see page 34 for reconciliations of our GAAP and operating efficiency ratios.
Efficiency Ratio
65.04%
63.76%
65.12%
63.83%
64.44%
64.69%
63.43%
64.85% 65.05%
31.16%
30.20%
30.50%
25.32%
23.59%
21.46%
28.86%
37.59%
41.18%
1999 2000 2001 2002 2003 2004 2005 2006 2007
U.S. Banks & Thrifts
(a)
NYB
(b)

Our efficiency has been driven by our approach to
lending, product development, and branch expansion.
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating income for the Company.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
47 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.

Our business model has created significant value for
our shareholders over time.
Total return from 11/23/93 through
the date noted, assuming dividends
were reinvested
Cumulative cash return provided by
dividends on shares purchased at
the date indicated through 12/31/07
120.8% 6.2% 669.7%
459%
2,885%
2,479%
11/23/93 6/27/00 12/31/06 12/31/07
2,885%
434%
16%
Since our IPO (11/23/93)
Since our first merger announcement (6/27/00)
Since 12/31/06
Total Return on Investment Through 12/31/07
CAGR since IPO =
39.2%

We are committed to building value for our investors.
Maintain the strength of our tangible capital measures
Maintain our quarterly cash dividend at the current amount
Improve Our Performance Metrics:
Manage Our Capital:
Position ourselves for loan growth by deploying the cash flows produced by lower-yielding loans and securities into higher-yielding assets
Enhance our margin by reducing our higher-cost wholesale funds
Enhance our asset mix by cross-selling Commercial Bank services to Community Bank customers
Maintain superior asset quality by adhering to our traditional credit and underwriting standards and maintaining our focus on our multi-family lending niche
Manage Our Assets and Liabilities:
Execute accretive merger transactions while enhancing the value of our franchise
Unify our New Jersey branches under the Garden State Community Bank name
Integrate the data processing systems used by the Community and Commercial Banks
Strengthen Our Franchise:
Continue to expand our net interest margin
Maintain a strong level of operating efficiency
Increase our revenues through the cross-sale of products and services
Grow our operating earnings
Our Goals in 2008

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
1/29/2008
For More Information

Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 1999, 2000,
2001, 2003, 2004, 2005, 2006, and 2007. For the year ended December 31, 2002, the Company’s GAAP and operating efficiency ratios were the same.
-- -- -- -- -- -- -- -- 157,215 -- -- -- -- -- -- -- Balance sheet repositioning charge
-- -- -- -- -- -- -- -- -- -- -- -- -- -- (1,000) -- VISA litigation charge
-- -- -- -- -- -- -- -- -- -- -- -- -- -- (1,888) Net gain on sale of securities
41.18%
$296,330
--
--
(2,245)
$299,575
$719,661
(64,879)
56,958
1,848
--
$727,622
Operating
41.17%
$299,575
--
--
--
$299,575
$727,622
--
--
--
--
$727,622
GAAP
2007
-- -- (24,800) -- (22,800) -- (20,423) -- -- -- (36,588) -- (5,744) -- Merger-related charge
(735) -- -- -- -- -- -- -- -- -- -- -- (3,072) -- Retirement charge
-- -- -- -- -- -- -- -- -- -- -- -- 6,071 -- rate swaps
Loss on mark-to-market of interest
-- -- -- -- -- -- -- -- -- -- -- -- 1,859 -- Loss on debt redemption
For the Years Ended December 31,
1999 2000 2001 2003 2004 2005 2006
Gain on sale of bank-owned
37.59%
$247,546
--
$256,362
$658,486
--
--
$650,556
Operating
39.41%
$256,362
--
$256,362
$650,556
--
--
$650,556
GAAP
Adjustments:
Adjustments:
38.04%
$112,757
--
$112,757
$296,431
--
--
$296,431
GAAP
30.50%
$  89,957
--
$112,757
$294,931
(1,500)
--
$296,431
Operating
30.20%
$ 24,530
--
$ 49,330
$ 81,226
(13,500)
--
$ 94,726
Operating
52.08%
$49,330
--
$49,330
$94,726
--
--
$94,726
GAAP
21.46%
$193,632
--
$193,632
$902,464
--
8,209
$737,040
Operating
31.16% 29.95% 23.59% 25.32% 26.27% 28.86% 34.14% Efficiency ratio
$22,255 $21,390 $148,950 $169,373 $193,632 $200,033 $236,621 Adjusted operating expenses
1,600 -- -- -- -- -- -- Curtailment gain
$21,390 $21,390 $169,373 $169,373 $193,632 $236,621 $236,621 Operating expenses
$71,426 $71,426 $631,349 $668,962 $737,040 $693,068 $693,068 non-interest income
-- -- (37,613) -- -- -- -- property / branches
Adjusted total net interest income and
-- -- -- -- -- -- -- impairment
Loss on other-than-temporary
$71,426 $71,426  $668,962 $668,962 $737,040 $693,068 $693,068
Total net interest income and
non-interest income
Operating GAAP Operating GAAP GAAP Operating GAAP (dollars in thousands)

Reconciliation of GAAP and Non-GAAP Capital
Measures
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, 2003,
2004, 2005, 2006, and 2007:
5.88%
$28,046,131
14,836
$28,031,295
$1,648,622
14,836
$1,633,786
5.83%
13.68%
$28,031,295
(111,123)
(2,437,404)
$30,579,822
$  1,633,786
(111,123)
(2,437,404)
$  4,182,313
2007
December 31,
1999 2000 2001 2002 2003 2004 2005 2006
(dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.66%
Adjusted tangible stockholders’ equity to
adjusted tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,280,006 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,487,473 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,435,348 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.47%
Tangible stockholders’ equity to tangible
assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.95% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,482,370 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,435,348 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,689,837 Total stockholders’ equity